INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
INTANGIBLE ASSETS
Schedule of intangible assets

	December 31,	December 31,
	2023	2022
Acquired technology – Polytherapeutics	$—	$40,433
Technology license – Skinvisible	1,000,000	1,000,000
Total cost	1,000,000	1,040,433
Accumulated amortization	(416,666)	(335,872)
Net book value	$583,334	$704,561